                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported):  April 25, 1996




                           MidAmerican Energy Company.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




     Iowa                           1-11505                      42-1425214
- ---------------                ----------------              ------------------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)




   666 Grand Avenue, P. O. Box 657, Des Moines, Iowa               50303
   -------------------------------------------------               -----
       (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:    515/242-4300

ITEM 5  OTHER EVENTS.

          On April 25, 1996, MidAmerican Energy Company ("MidAmerican") announced the development of an innovative market-based pricing proposal which will reduce or cap retail electric prices if approved by utility regulators. Under the plan, MidAmerican will move toward competitive, market-based prices for residential, commercial and industrial customers in recognition of changes lowering the company's cost structure. The pricing plan will be filed with state utility regulatory authorities in Illinois and Iowa on or around June 3, 1996.

          A copy of the press release with respect to such pricing proposal is attached as an exhibit to this report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


          (c)  EXHIBITS.

          1.  Press Release of MidAmerican Energy Company dated April 25, 1996.

                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        MIDAMERICAN ENERGY COMPANY



                                                /s/ Paul J. Leighton
                                        --------------------------------------
                                                  Paul J. Leighton
                                        Vice President and Corporate Secretary



April 25, 1996


                                        3